UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2010

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 13, 2010, ThermoGenesis Corp. (the "Company") issued a press release announcing that it has received notice from the Nasdaq Stock Market ("Nasdaq") confirming that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2).

A copy of the press release, dated September 13, 2010 is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated September 13, 2010, titled "ThermoGenesis Regains Compliance with Nasdaq Listing Rule".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

September 13, 2010	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: CFO & EVP, Business Development

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Exhibit Index

Exhibit No.	Description

99.1	99.1 Press release dated September 13, 2010, titled "ThermoGenesis Regains Compliance with Nasdaq Listing Rule".